All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                 October 3, 2002

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                Preliminary Structural and Collateral Term Sheet
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               $1,014,400,000 (approximate) of Senior Certificates
             Washington Mutual Mortgage Securities Corp., Depositor
             WaMu Mortgage Pass-Through Certificates, Series 2002-S7

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                           Features of the Transaction
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  o Offering consists of 4 tracks of senior securities totaling $1,014,400,000 expected to be rated AAA by two of the three: S&P, Fitch, or Moody's. The 4 tracks of seniors are expected to be approximately:
     $319,800,000 of 5.5% coupons (15 Yr Track 1)
     $118,600,00 of 6.0% coupons (30 Yr Track 1)
     $46,400,000 of 6.0% coupons (30 Yr Track 2)
     $529,600,000 of 6.0% coupons (30 Yr Track 3)

  o The overall expected amount of credit support for the senior certificates is 2.35% in the form of subordination with a shifting interest structure and a five year prepayment lockout.

  o All collateral consists of conventional fixed rate mortgage loans each set to mature within 30yrs of the date it was originated, secured by first liens on one to four family residential properties.

  o It is expected that all mortgage loans with original loan-to-value ratios greater than 80% will have private mortgage insurance.

  o  The amount of senior certificates is approximate and may vary by up to 5%.

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                                   Time Table
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Expected Settlement:                                           October 28, 2002
Cut-off Date:                                                   October 1, 2002
First Distribution Date:                                      November 25, 2002
Distribution Date:                                           25th of each month
                                                                         542000

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                                    Key Terms
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Issuer: Washington Mutual Mortgage Securities Corp.
Underwriter: Goldman, Sachs & Co.
Master Servier/Depositor: Washington Mutual Mortgage Securities Corp.
Trustee: State Street Bank & Trust Company
Type of Issuance: Public
Servicer Advancing: Yes, subject to recoverability
Compensating Interest: Yes, in the amount of (i) 1/12th of the master servicing fee for such Distribution Date, (ii) investment income earned on payoffs to be paid on such Distribution Date, (iii) interest on payoffs collected during the first half of the month in which the Distribution Date occurs. Subject to other applicable Compensating Interest rules.
Legal Investment: The senior certificates are SMMEA eligible at settlement Interest Accrual: Prior calendar month
Clean Up Call: 5% of the Cut-off Date principal balance of the Loans
ERISA Eligible: Underwriter's exemption may apply to senior certificates, however prospective purchasers should consult their own counsel
Tax Treatment: Multiple REMIC structure; senior certificates are regular interests
Structure: Senior/Subordinate; shifting interest with a five year prepayment lockout to junior certificates. The junior certificates will be cross-collateralized between 15 and 30 year tracks.
Expected Subordination: 2.35%
Expected Rating Agencies: 2 of the 3: Fitch, Inc. ("Fitch"), Standard & Poor's ("S&P") or Moody's ("Moody's")
Minimum Denomination: Senior certificates - $25,000
Delivery: Senior certificates - DTC

                                                                                                                   Total
                                                             15 Yr         30 Yr         30 Yr        30 Yr         All
                                                            Track 1       Track 1       Track 2      Track 3       Tracks
                                                            -------       -------       -------      -------       ------
Total Outstanding Principal Balance:                      $327,500,000  $121,500,000  $47,600,000  $542,400,000  $1,039,030
Number of Mortgage Loans:                                          661           264           99         1,185       2,209
Average Original Principal Balance of the Mortgage Loans          $495          $460         $481          $458        $470
(000's):
Weighted Average Annual Mortgage Interest Rate:                  6.13%         6.72%        6.93%         6.56%       6.48%
Expected Servicing Fees (including Master Servicing Fee):        0.63%         0.72%        0.93%         0.56%       0.62%
Weighted Average Maturity:                                         179           357          360           359         302
Weighted Average Seasoning:                                          0             1            0             0           0
Weighted Average Original Loan-To-Value Ratio:                     59%           68%          65%           68%         65%
Owner Occupied:                                                    98%           98%          99%           98%         99%
Originated Under the Full/Alt  Documentation Program:             100%           92%          91%           90%         92%
Weighted Average FICO Score                                        736           732          721           732         733
California                                                         44%           50%         100%           50%         50%
Single Family Detached                                             95%           90%          90%           94%         95%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.